[Graphic]
Federated Investors

Federated
Equity Income
Fund, Inc.

11TH ANNUAL REPORT
MARCH 31, 1997
ESTABLISHED 1986

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was established in 1986, and I am pleased to present its 11th Annual Report. Over the 12-month period, fund assets soared from $391 million on the first day of the period to reach the $1 billion milestone on March 31, 1997. This extraordinary growth reflects a sizable increase in the value of fund shares, as well as the confidence expressed by our long-time and new shareholders as they purchased shares for their accounts.

This report covers the 12-month period from April 1, 1996, through March 31, 1997. It begins with a discussion with portfolio manager Linda Duessel, Vice President, Federated Advisers. Following her discussion are three additional items of shareholder interest.

First is a series of graphs indicating the fund's performance with all distributions reinvested, and the investment results of making additional investments in the fund with all distributions reinvested.

Second is a complete listing of the fund's common and preferred stocks and convertible securities.

Third is the publication of the fund's financial statements.

The fund's broadly diversified, sector neutral portfolio responded well to a highly favorable stock market. Shareholders enjoyed fine performance from the fund's holdings of more than 41 good, dividend-paying stocks and 29 convertible securities. This sector neutral portfolio invests in the 12 major industry sectors, and includes such well-known names as Avon Products, Bristol-Myers Squibb, DuPont (E.I.) de Nemours, Exxon, Ford, General Electric, General Mills, H. J. Heinz, IBM, Microsoft, J.C. Penney, and Union Pacific.

Although the stock market became more volatile in early 1997, the fund is managed to provide a measure of defense against difficult market conditions. As Linda Duessel discusses, the fund has had a strong record of outperforming the Standard & Poor's 500 Index* during market corrections over the past 10 years.

* Standard & Poor's 500 Index is an unmanaged index of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

The fund's total performance, including capital appreciation, income dividends, and realized gain distributions, is listed below.**

                  TOTAL     INCOME      CAPITAL GAINS     NET ASSET VALUE
                 RETURN  DISTRIBUTIONS  DISTRIBUTIONS        INCREASE
 Class A Shares  18.82%      $0.41          $0.84     $14.26 TO $15.59=9.33%
 Class B Shares  17.92%      $0.30          $0.84     $14.26 TO $15.59=9.33%
 Class C Shares  17.90%      $0.29          $0.84     $14.26 TO $15.59=9.33%
 Class F Shares  18.50%      $0.37          $0.84     $14.26 TO $15.59=9.33%

We trust you were pleased with the continued positive performance of your equity-income investment.

Remember, reinvesting your Federated Equity Income Fund, Inc. earnings is a convenient way to build the value of your account -- and see the number of shares increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Sincerely,

[Graphic]

Richard B. Fisher
President

May 15, 1997

** Performance quoted is based on net asset value and reflects past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 12.28%, 12.02%, 16.84%, and 16.29%, respectively.

Investment Review

[Graphic]

Linda Duessel
Vice President
Federated Advisers

[Graphic]

AFTER AN EXTENDED PERIOD OF HIGH RETURNS, THE MARKET'S EUPHORIA WAS DIMINISHED BY INCREASED VOLATILITY THAT STRUCK LATE IN THE FUND'S FISCAL YEAR. CAN YOU COMMENT?

The stock market completed a year in 1996 with a gain of 22.96% on the Standard & Poor's 500 Index ("S&P 500 Index") and a gain of 28.88% on the Dow Jones Industrial Average. The reason this bull market is so rare is that there have been only six back-to-back years with gains of +20% since 1900. While a two-year cumulative gain of 69.09% on the S&P 500 Index should make everyone joyous, history has shown that the third year (i.e. 1997) is usually less than stellar. That seems to hold true as increasing nervousness has been felt in the market as the first quarter of 1997 closed. The S&P 500 Index has fallen 7.25% through March 31, 1997, since reaching its record of
816.29 in mid-February 1997, and the decline continued in early April 1997.

Recent events on the interest rate front have fueled the market's worries. In late March 1997, Mr. Greenspan raised the Fed Funds Target Rate to 5.50%, an increase of 0.25%. Concerns about whether additional rate increases will follow in upcoming months has caused a great deal of market uncertainty. This concern is legitimate, as past rate increases have typically occurred in a series when inflation is low.

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HOW DID FEDERATED EQUITY INCOME FUND, INC. PERFORM FOR ITS SHAREHOLDERS OVER
THE 12-MONTH PERIOD ENDED MARCH 31, 1997?

The fund performed well within its peer group. Federated Equity Income Fund, Inc. A, B, C, and F Share classes delivered total returns of 18.82%, 17.92%, 17.90%, and 18.50%, respectively based on net asset value* -- compared to the average Lipper equity income fund gain of 15.59%. As a result, the fund's Class A Shares ranked in the top 25% of 165 equity-income funds over the 12-month period ended March 31, 1997, as tracked by Lipper Analytical Services, Inc.** The fund did not quite match the returns of the S&P 500 Index, which advanced 19.83%.

* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 12.28%, 12.02%, 16.84% and 16.29%, respectively.

** Lipper Analytical Services, Inc. ranks funds in various fund categories based on total return and does not include the effect of sales charges. As of 3/31/97, the Class A Shares ranked 6 out of 59 and 5 out of 27 equity income funds for the 5- and 10-year periods, respectively.

[Graphic]

WHAT IS YOUR ANALYSIS OF THE MARKET'S VALUATION?

Even with the recent correction, the market still appears expensive. Stocks are, therefore, vulnerable to earnings surprises, and in fact, we have seen increasing examples of stocks being punished severely when the companies fall even slightly short of earnings estimates. Earnings are vulnerable due to the lack of corporate pricing power, a situation made worse by the strengthening dollar that allows foreign competitors to price their products more aggressively than domestic competitors.

[Graphic]

WHAT STRATEGIES HELPED THE FUND COPE WITH THIS TYPE OF MARKET ENVIRONMENT?

In a volatile market environment, we believe in the ownership of higher dividend yielding, large-capitalization stocks. These stocks generally outperform the market in that good dividend-paying stocks and convertible securities should offer some downside protection. In line with that belief, it is appropriate to note that Federated Equity Income Fund, Inc. has a gross dividend yield of almost two times that of the S&P 500 Index. In general, our strategy focuses on three key areas:

1. We avoid market timing strategies; the fund is fully invested, i.e., no cash call.

2. We maintain a sector-neutral approach to the S&P 500 Index's weightings.
   It is extremely difficult to consistently choose winning sectors and avoid losing sectors. For example, several of last year's leaders in the stock market are down sharply in 1997. Lower oil prices have hurt energy stocks, and flattening demand has hurt technology shares. Finance stocks have suffered recently as investors perceive that rising interest rates will hurt this sector's profits. We are sector neutral.

3. We focus our efforts on buying high-quality companies with above-average yield and sustainable dividend growth rates.

[Graphic]

WHAT IS THE TRACK RECORD OF THIS DEFENSIVE STRATEGY?

This defensive strategy has worked very well for our shareholders. The fund outperformed the S&P 500 Index in 30 of the 31 market corrections of at least 2% in the period between January 2, 1990 and March 31, 1997.

[Graphic]
CAN YOU LIST A FEW OF THE FUND'S RECENT TRANSACTIONS, ALONG WITH A BRIEF COMMENTARY ON EACH?

In the ENERGY MINERALS sector, we sold our position in Atlantic Richfield, which we felt was inferior to our other integrated oil company holdings, Exxon and Mobil. We purchased a new 3.75% convertible bond of Diamond Offshore, the leading competitor in the growing deep-water drilling market.

In TECHNOLOGY, we eliminated the Analog Devices 3.5% convertible bond position, as the company continued to experience flat growth. We replaced it with the more defensive Lockheed Martin, the dominant supplier to aerospace. In this sector, we also purchased a new 3.25% convertible bond of EMC Corp., the premier company for mainframe and open system disc storage.

In PRODUCER MANUFACTURING, we eliminated the Greenfield Industries 6% convertible preferred stock holding after a series of disappointing quarterly earnings reports. We replaced it with the Series A convertible preferred of Case Corp., the second largest manufacturer of farm equipment in the U.S. and the largest producer of construction equipment in the world, which is experiencing strong demand and is also cutting costs.

In FINANCE, we sold our First USA PRIDES after Bank One agreed to buy the company at a huge premium, and replaced it with a newly issued and attractively priced 7.875% convertible preferred of National Australia Bank, a major investment-grade Australian bank and the second largest listed company in Australia.

In the UTILITY sector, we sold the 6% convertible preferreds of Airtouch Communications due to increased competition in the wireless industry and purchased Sprint Corp., the fastest growing long-distance company. We also sold Southern Co., a high-quality electric utility whose stock has been held back by concerns of dilutive acquisitions, and replaced it with the convertible preferreds of CalEnergy, an independent power producer whose earnings are expected to grow 22% annually for the next two years.

[Graphic]

AT THE CLOSE OF THE PERIOD, HOW WERE THE FUND'S ASSETS ALLOCATED AMONG DIFFERENT SECTORS COMPARED TO THE S&P 500 INDEX?

This listing clearly displays our sector neutral style:

                             PERCENTAGE           PERCENTAGE
                           OF NET ASSETS       OF S&P 500 INDEX
 Technology                    14.90                 14.01
  Finance                      14.24                 15.17
  Consumer Non-Durables        11.61                 12.16
  Health Care                  10.64                 11.21
  Utilities                     9.43                  9.92
  Energy Minerals               9.07                  8.93
  Producer Manufacturing        7.12                  7.18
  Basic Industry                6.04                  6.22
  Services                      4.24                  4.69
  Retail Trade                  3.91                  4.61
  Consumer Durables             3.64                  3.55
  Transportation                1.26                  1.42

[Graphic]

WHAT WERE THE FUND'S TOP TEN HOLDINGS AT THE END OF THE PERIOD AS A PERCENTAGE OF THE PORTFOLIO?

The fund's top holdings as of March 31, 1997 were:

                                    PERCENTAGE
  NAME                             OF NET ASSETS     CURRENT YIELD
 Mellon Bank Corp.                     2.50%             3.30%
  General Mills, Inc.                  2.38%             3.41%
  First Union Corp.                    2.28%             2.86%
  Exxon Corp.                          2.25%             2.93%
  Heinz (H.J.) Co.                     2.23%             2.94%
  Mobil Corp.                          2.22%             3.25%
  Solectron Corp., Conv. Bond          2.21%             5.75%
  Guinness PLC, ADR                    2.14%             1.66%
  Electronic Data Systems              2.14%             1.49%
  Avnet, Inc.                          2.06%             1.06%
  Total Percentage of Portfolio       22.41%


TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED EQUITY INCOME FUND, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $11,000 IN THE CLASS A SHARES OF FEDERATED EQUITY INCOME FUND, INC. ON 12/30/86, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $36,870 ON 3/31/97. YOU WOULD HAVE EARNED A 12.52%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN OF THE FUND WHICH IS OVER 10 YEARS.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 12.28%, 14.72%, and 12.17%, respectively. Class B Shares' average annual one-year and since inception (9/27/94) total returns were 12.02% and 18.88%, respectively. Class C Shares' average annual one-year and since inception (5/3/93) total returns were 16.84% and 15.11%, respectively. Class F Shares' average annual one-year and since inception (11/12/93) total returns were 16.29% and 14.12%, respectively.

`Graphic representation ``A'' omitted.  See Appendix.''

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.5% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED EQUITY INCOME FUND, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR OVER TEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $24,222.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $11,000, but your account would have reached a total value of $24,222* by 3/31/97. You would have earned an average annual total return of 14.30%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

`Graphic representation ``B'' omitted.  See Appendix.''

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regard- less of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED EQUITY INCOME FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child in ten years. On 3/31/87, they invested $5,000 in the Class A Shares of Federated Equity Income Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $78,413. This represents a 13.63% average annual total return.* For the Rices, a dedicated program of monthly investment really paid off.

`Graphic representation ``C'' omitted.  See Appendix.''

* This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder.

Past performance does not guarantee future results.

FEDERATED EQUITY INCOME FUND, INC.
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC. (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1987 to March 31, 1997, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Equity Income Funds Index (LEIFI).+

`Graphic representation ``D'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED EQUITY INCOME FUND, INC.
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC. (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from September 27, 1994 (start of performance) to March 31, 1997 compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Equity Income Funds Index (LEIFI).+

`Graphic representation ``E'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED EQUITY INCOME FUND, INC.
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC. (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from May 3, 1993 (start of performance) to March 31, 1997 compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Equity Income Funds Index (LEIFI).+

`Graphic representation ``F'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED EQUITY INCOME FUND, INC.
(CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND, INC. (CLASS F
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 12, 1993 (start of performance) to March 31, 1997 compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Equity Income Funds Index (LEIFI).+

`Graphic representation ``G'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The indices are unmanaged.

FEDERATED EQUITY INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS

MARCH 31, 1997

     SHARES                                                                                    VALUE
 COMMON STOCKS -- 62.4%
                BASIC INDUSTRY -- 4.8%
       520,000  Allegheny Teledyne, Inc.                                                  $   14,625,000
       230,000  Consolidated Papers, Inc.                                                     11,988,750
       118,000  Du Pont (E.I.) de Nemours & Co.                                               12,508,000
       205,000  Eastman Chemical Co.                                                          11,018,750
                 Total                                                                        50,140,500
                CONSUMER DURABLES -- 1.3%
       435,000  Ford Motor Co.                                                                13,648,125
                CONSUMER NON-DURABLES -- 11.6%
       250,000  Avon Products, Inc.                                                           13,125,000
       399,200  General Mills, Inc.                                                           24,800,300
       525,000  Guinness PLC, ADR                                                             22,246,875
       587,900  Heinz (H.J.) Co.                                                              23,222,050
       153,000  Philip Morris Cos., Inc.                                                      17,461,125
       463,300  Tambrands, Inc.                                                               19,863,988
                 Total                                                                       120,719,338
                ENERGY MINERALS -- 5.7%
       216,700  Exxon Corp.                                                                   23,349,425
       176,600  Mobil Corp.                                                                   23,068,375
       480,000  YPF Sociedad Anonima, ADR                                                     12,720,000
                 Total                                                                        59,137,800
                FINANCE -- 5.5%
       291,900  First Union Corp.                                                             23,680,387
       356,900  Mellon Bank Corp.                                                             25,964,475
       135,500  NationsBank Corp.                                                              7,503,313
                 Total                                                                        57,148,175

 FEDERATED EQUITY INCOME FUND, INC.

     SHARES                                                                                    VALUE
 COMMON STOCKS -- CONTINUED
                HEALTH CARE -- 7.5%
       356,000  American Home Products Corp.                                              $   21,360,000
       326,800  Bristol-Myers Squibb Co.                                                      19,281,200
       590,000  Glaxo Wellcome PLC, ADR                                                       20,871,250
       200,000  Merck & Co., Inc.                                                             16,850,000
                 Total                                                                        78,362,450
                PRODUCER MANUFACTURING -- 5.3%
       597,000  Dresser Industries, Inc.                                                      18,059,250
       180,000  General Electric Co.                                                          17,865,000
       186,800  Textron, Inc.                                                                 19,614,000
                 Total                                                                        55,538,250
                RETAIL TRADE -- 1.4%
       300,000  Penney (J.C.) Co., Inc.                                                       14,287,500
                SERVICES -- 1.3%
           194 (a)Advanstar Corp., Warrants                                                            0
       470,000  Browning-Ferris Industries, Inc.                                              13,571,250
                 Total                                                                        13,571,250
                TECHNOLOGY -- 9.7%
       380,000  Avnet, Inc.                                                                   21,422,500
       550,000  Electronic Data Systems Corp.                                                 22,206,250
       280,000  General Dynamics Corp.                                                        18,865,000
       154,000  International Business Machines Corp.                                         21,155,750
       200,000  Lockheed Martin Corp.                                                         16,800,000
                 Total                                                                       100,449,500
                TRANSPORTATION -- 1.3%
       230,000  Union Pacific Corp.                                                           13,052,500
                UTILITIES -- 7.0%
        30,700  Enron Corp.                                                                    1,166,600
       470,000  Frontier Corp.                                                                 8,401,250
       257,800  NIPSCO Industries, Inc.                                                       10,118,650

 FEDERATED EQUITY INCOME FUND, INC.

     SHARES                                                                                    VALUE
 COMMON STOCKS -- CONTINUED
                UTILITIES -- CONTINUED
       328,900  Pacific Telesis Group                                                     $   12,415,975
       290,600  Panenergy Corp.                                                               12,532,125
       285,000  Portland General Corp.                                                         9,939,375
       250,000  Sprint Corp.                                                                  11,375,000
       150,000  Williams Cos., Inc. (The)                                                      6,675,000
                 Total                                                                        72,623,975
                 TOTAL COMMON STOCKS (IDENTIFIED COST $583,124,301)                          648,679,363
 CONVERTIBLE PREFERRED STOCKS -- 23.5%
                BASIC INDUSTRY -- 1.2%
       335,000  Merrill Lynch & Co., Inc., STRYPES, Series IML, 6.25%                         12,646,250
                CONSUMER DURABLES -- 1.1%
     1,118,100  Tyco Toys, Inc., Conv. Pfd., Series C, $.41                                   11,320,763
                ENERGY MINERALS -- 1.6%
       300,000 (b)Tosco Corp., Conv. Pfd.                                                     16,619,100
                FINANCE -- 8.8%
       320,000 (b)Frontier Insurance Group, Inc., Conv. Pfd., $3.13                           17,760,000
       169,900  Jefferson-Pilot Corp., Conv. Pfd., $5.26                                      16,777,625
       280,000  Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12                        18,340,000
       805,500  National Australia Bank, Ltd., Melbourne, Exchangeable
                Capital Unit, $1.97                                                           20,137,500
       360,000  SunAmerica, Inc., PERCS, 8.50%                                                14,220,000
        42,000  SunAmerica, Inc., PERCS, Series E, $3.10                                       3,717,000
                 Total                                                                        90,952,125
                HEALTH CARE -- 1.7%
       210,000  Aetna, Inc., Conv. Pfd., $4.76                                                17,272,500

 FEDERATED EQUITY INCOME FUND, INC.

   SHARES OR
   PRINCIPAL
    AMOUNT                                                                                     VALUE
 CONVERTIBLE PREFERRED STOCKS -- CONTINUED
                PRODUCER MANUFACTURING -- 1.8%
       149,900  Case Corp., Cumulative Conv. Pfd., Series A, $4.50                        $   18,516,697
                SERVICES -- 2.9%
     1,000,000  Hollinger International Publishing, Inc., Conv. Pfd., $.95                    10,000,000
       147,500  Ikon Office Solutions, Inc., Conv. Pfd., Series BB, $5.04                     11,929,062
       200,000 (b)SFX Broadcasting, Inc., Conv. Pfd., $3.25                                    8,608,600
                 Total                                                                        30,537,662
                TECHNOLOGY -- 2.0%
       262,600  Microsoft Corp., Cumulative Conv. Pfd., Series A, $2.20                       21,303,425
                UTILITIES -- 2.4%
       175,000 (b)CalEnergy Co. II, Inc., Conv. Pfd.                                           8,903,125
        20,000  CalEnergy Co., Inc., Conv. Pfd., $3.13                                         1,290,000
       160,000  Salomon, Inc., DECS, Series CSN, $3.48                                         9,440,000
        55,000  Williams Cos., Inc. (The), Conv. Pfd., $3.50                                   5,780,555
                 Total                                                                        25,413,680
                 TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $229,781,621)           244,582,202
 CONVERTIBLE CORPORATE BONDS -- 10.2%
                CONSUMER DURABLES -- 1.3%
 $  12,000,000  Magna International, Inc., Conv. Bond, 5.00%, 10/15/2002                      12,940,680
                ENERGY MINERALS -- 1.8%
    17,500,000  Diamond Offshore Drilling, Inc., Conv. Bond, 3.75%, 2/15/2007                 18,537,575
                HEALTH CARE -- 1.4%
    13,000,000  Tenet Healthcare Corp., Conv. Bond, 6.00%, 12/1/2005                          15,006,160
                RETAIL TRADE -- 2.5%
    10,000,000  Federated Department Stores, Inc., Conv. Bond, 5.00%, 10/1/2003               11,748,500
    15,000,000  Saks Holdings, Inc., Conv. Bond, 5.50%, 9/15/2006                             14,614,350
                 Total                                                                        26,362,850

 FEDERATED EQUITY INCOME FUND, INC.

   PRINCIPAL
    AMOUNT                                                                                     VALUE
 CONVERTIBLE CORPORATE BONDS -- CONTINUED
                TECHNOLOGY -- 3.2%
 $   9,990,000 (b)EMC Corp. Mass, Sub. Note, 3.25%, 3/15/2002                             $   10,164,825
    22,000,000 (b)Solectron Corp., Conv. Bond, 6.00%, 3/1/2006                                22,990,000
                 Total                                                                        33,154,825
                 TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $104,654,097)            106,002,090
 (C)REPURCHASE AGREEMENT -- 3.1%
    32,715,000  BT Securities Corporation, 6.45%, dated 3/31/1997, due 4/1/1997
                (AT AMORTIZED COST)                                                           32,715,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $950,275,019)(D)                      $1,031,978,655


(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At March 31, 1997, these securities amounted to $85,045,650 which represents 8.2% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $950,663,833. The net unrealized appreciation of investments on a federal tax basis amounts to $81,314,822 which is comprised of $98,943,407 appreciation and $17,628,585 depreciation at March 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($1,039,998,200) at March 31, 1997.

The following acronyms are used throughout this portfolio:

ADR     -- American Depository Receipt

DECS    -- Dividend Enhanced Convertible Stock

PERCS   -- Preferred Equity Redemption Cumulative Stock

PLC     -- Public Limited Company

STRYPES -- Structured Yield Product Exchangeable for Stock
(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997

 ASSETS:
 Total investments in securities, at value (identified cost $950,275,019 and tax cost            $ 1,031,978,655
 $950,663,833)
 Cash                                                                                                     10,781
 Income receivable                                                                                     3,126,478
 Receivable for shares sold                                                                           10,708,743
    Total assets                                                                                   1,045,824,657
 LIABILITIES:
 Payable for investments purchased                                                  $2,067,233
 Payable for shares redeemed                                                         2,596,113
 Income distribution payable                                                           398,184
 Payable for taxes withheld                                                             71,221
 Accrued expenses                                                                      693,706
    Total liabilities                                                                                  5,826,457
 Net Assets for 66,690,958 shares outstanding                                                    $ 1,039,998,200
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                 $   925,189,537
 Net unrealized appreciation of investments                                                           81,703,636
 Accumulated net realized gain on investments                                                         33,924,551
 Distributions in excess of net investment income                                                      (819,524)
    Total Net Assets                                                                             $ 1,039,998,200
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($431,280,796 / 27,656,479 shares outstanding)                                 $15.59
 Offering Price Per Share (100/94.50 of $15.59)*                                                          $16.50
 Redemption Proceeds Per Share                                                                            $15.59
 CLASS B SHARES:
 Net Asset Value Per Share ($418,675,410 / 26,847,803 shares outstanding)                                 $15.59
 Offering Price Per Share                                                                                 $15.59
 Redemption Proceeds Per Share (94.50/100 of $15.59)**                                                    $14.73
 CLASS C SHARES:
 Net Asset Value Per Share ($101,587,640 / 6,514,433 shares outstanding)                                  $15.59
 Offering Price Per Share                                                                                 $15.59
 Redemption Proceeds Per Share (99.00/100 of $15.59)**                                                    $15.43
 CLASS F SHARES:
 Net Asset Value Per Share ($88,454,354 / 5,672,243 shares outstanding)                                   $15.59
 Offering Price Per Share (100/99.00 of $15.59)*                                                          $15.75
 Redemption Proceeds Per Share (99.00/100 of $15.59)**                                                    $15.43


* See "How to Purchase Shares" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1997

 INVESTMENT INCOME:
 Dividends                                                                                         $  20,671,620
 Interest                                                                                              4,960,286
      Total income                                                                                    25,631,906
 EXPENSES:
 Investment advisory fee                                                           $  4,100,883
 Administrative personnel and services fee                                              516,371
 Custodian fees                                                                         100,604
 Transfer and dividend disbursing agent fees and expenses                               624,509
 Directors'/Trustees' fees                                                               20,284
 Auditing fees                                                                           17,637
 Legal fees                                                                               4,380
 Portfolio accounting fees                                                              149,853
 Distribution services fee -- Class B Shares                                          1,645,601
 Distribution services fee -- Class C Shares                                            556,995
 Distribution services fee -- Class F Shares                                            176,501
 Shareholder services fee -- Class A Shares                                             798,002
 Shareholder services fee -- Class B Shares                                             548,534
 Shareholder services fee -- Class C Shares                                             185,665
 Shareholder services fee -- Class F Shares                                             176,501
 Share registration costs                                                               233,345
 Printing and postage                                                                   114,629
 Insurance premiums                                                                       8,315
 Taxes                                                                                   53,842
 Miscellaneous                                                                            3,778
      Total expenses                                                                 10,036,229
 Waivers --
      Waiver of shareholder services fee -- Class A Shares          $  (127,680)
      Waiver of shareholder services fee -- Class F Shares               (7,703)
          Total waivers                                                               (135,383)
                Net expenses                                                                           9,900,846
                       Net investment income                                                          15,731,060
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                     50,872,590
 Net change in unrealized appreciation of investments                                                 42,343,319
      Net realized and unrealized gain on investments                                                 93,215,909
          Change in net assets resulting from operations                                           $ 108,946,969


(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED MARCH 31,
                                                       1997                         1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                $    15,731,060                $    7,752,425
 Net realized gain (loss) on investments
 ($51,113,225 and $25,405,444 net gains,
 respectively, as computed for federal tax                 50,872,590                    28,594,767
 purposes)
 Net change in unrealized appreciation                     42,343,319                    29,709,991
 (depreciation)
  Change in net assets resulting from                     108,946,969                    66,057,183
  operations
 NET EQUALIZATION CREDITS --                                  480,911                       542,386
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                          (8,786,457)                   (5,006,103)
  Class B Shares                                          (4,349,221)                     (660,772)
  Class C Shares                                          (1,455,111)                     (903,387)
  Class F Shares                                          (1,747,407)                   (1,247,685)
 Distributions from net realized gains
  Class A Shares                                         (16,098,902)                   (3,301,588)
  Class B Shares                                          (9,615,580)                     (624,304)
  Class C Shares                                          (3,712,059)                     (748,630)
  Class F Shares                                          (3,635,381)                     (845,316)
  Change in net assets resulting from                    (49,400,118)                  (13,337,785)
  distributions to shareholders
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED
 TO NET INVESTMENT INCOME) --
 Proceeds from sale of shares                             671,827,000                   191,379,119
 Net asset value of shares issued to                       39,864,665                     9,252,011
 shareholders in payment of distributions
 declared
 Cost of shares redeemed                                (122,876,164)                  (42,568,011)
  Change in net assets resulting from share               588,815,501                   158,063,119
  transactions
  Change in net assets                                    648,843,263                   211,324,903
 NET ASSETS:
 Beginning of period                                      391,154,937                   179,830,034
 End of period                                        $ 1,039,998,200                $  391,154,937


(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              YEAR ENDED MARCH 31,
                            1997     1996       1995      1994     1993     1992     1991     1990    1989   1988(A)  1987(B)
NET ASSET VALUE,
BEGINNING OF PERIOD        $14.26    $11.50    $11.06   $10.91   $ 9.67   $ 8.59   $ 8.77   $10.84   $ 9.22  $10.18   $10.00
INCOME FROM INVEST-
MENT OPERATIONS
 Net investment
 income                      0.42      0.46      0.49     0.43     0.55     0.69     0.84     0.91     0.89    0.72     0.23
 Net realized and un-
 realized gain (loss)
 on investments              2.16      2.96      0.40     0.15     1.22     1.08    (0.16)   (1.18)    1.59   (0.81)    0.18
 Total from invest-
 ment operations             2.58      3.42      0.89     0.58     1.77     1.77     0.68    (0.27)    2.48   (0.09)    0.41
LESS DISTRIBUTIONS
 Distributions from
 net investment
 income                     (0.41)    (0.41)    (0.45)   (0.43)   (0.53)   (0.69)   (0.86)   (0.87)   (0.86)  (0.72)   (0.23)
 Distributions in
 excess of net invest-
 ment income(c)                --        --        --       --       --       --       --    (0.41)      --      --       --
 Distributions from
 net realized gain
 on investments             (0.84)    (0.25)       --       --       --       --       --    (0.52)      --   (0.15)      --
 Total distributions        (1.25)    (0.66)    (0.45)   (0.43)   (0.53)   (0.69)   (0.86)   (1.80)   (0.86)  (0.87)   (0.23)
NET ASSET VALUE,
END OF PERIOD              $15.59    $14.26    $11.50   $11.06   $10.91   $ 9.67   $ 8.59   $ 8.77   $10.84  $ 9.22   $10.18
TOTAL RETURN(D)             18.82%    30.37%     8.31%    5.29%   18.98%   21.19%    8.95%   (3.19)%  28.25%  (0.54)%   3.63%
RATIOS TO AVERAGE
NET ASSETS
 Expenses                    1.08%     1.03%     1.00%    1.00%    0.99%    1.04%    1.05%    0.97%    0.77%   1.16%*   1.22%*
 Net investment
 income                      2.68%     3.19%     4.01%    3.82%    5.45%    7.36%   10.25%    9.34%    9.02%   8.32%*   6.93%*
 Expense waiver/
 reimbursement(e)            0.04%     0.20%     0.36%    0.89%    1.60%    1.46%    1.46%    1.43%    1.25%   0.86%*   0.28%*
SUPPLEMENTAL DATA
 Net assets, end of
 period (000 omitted)    $431,281  $220,268  $108,683  $84,665  $30,616  $25,176  $22,589  $22,052  $11,306  $8,895  $10,866
 Average commis-
 sion rate paid(f)        $0.0530        --        --       --       --       --       --       --       --      --       --
 Portfolio turnover            75%       96%       91%      43%      79%     115%      31%      54%      49%     41%      24%



* Computed on an annualized basis.

(a) Reflects operations for the period from May 1, 1987 to March 31, 1988. (Effective November 1, 1987, the Fund changed its fiscal year-end from April 30, to March 31.)

(b) Reflects operations for the period from December 30, 1986 (date of initial public investment) to April 30, 1987.

(c) Distributions in excess of net investment inome were a result of certain book and tax differences. These distributions did not represent a return of capital for federal income tax purposes.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(f) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED MARCH 31,
                                                              1997       1996     1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $14.26     $11.50    $11.24
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.34       0.32(d)   0.19
  Net realized and unrealized gain (loss) on investments       2.13       3.01      0.26
  Total from investment operations                             2.47       3.33      0.45
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.30)     (0.32)    (0.19)
  Distributions from net realized gain on investments         (0.84)     (0.25)       --
  Total distributions                                         (1.14)     (0.57)    (0.19)
 NET ASSET VALUE, END OF PERIOD                              $15.59     $14.26    $11.50
 TOTAL RETURN(B)                                              17.92%     29.40%     4.14%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     1.87%      1.83%     1.80%*
  Net investment income                                        1.85%      2.31%     3.42%*
  Expense waiver/reimbursement(c)                                --       0.16%     0.47%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $418,675    $71,019    $6,072
  Average commission rate paid(e)                           $0.0530         --        --
  Portfolio turnover                                             75%        96%       91%


* Computed on an annualized basis.

(a) Reflects operations for the period from September 27, 1994 (date of initial public offering) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Calculated using average outstanding shares.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              YEAR ENDED MARCH 31,
                                                              1997        1996       1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.26    $ 11.50     $11.06     $10.76
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                         0.30       0.32       0.37       0.34
  Net realized and unrealized gain (loss) on investments        2.16       3.00       0.44       0.28
  Total from investment operations                              2.46       3.32       0.81       0.62
 LESS DISTRIBUTIONS
  Distributions from net investment income                     (0.29)     (0.31)     (0.37)     (0.32)
  Distributions from net realized gain on investments          (0.84)     (0.25)        --         --
  Total distributions                                          (1.13)     (0.56)     (0.37)     (0.32)
 NET ASSET VALUE, END OF PERIOD                               $15.59     $14.26     $11.50     $11.06
 TOTAL RETURN(B)                                               17.90%     29.39%      7.52%      5.66%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                      1.87%      1.80%      1.76%      1.79%*
  Net investment income                                         1.89%      2.43%      3.25%      2.99%*
  Expense waiver/reimbursement(c)                                 --       0.18%      0.36%      0.89%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $101,588    $48,161    $30,189    $24,632
  Average commission rate paid(d)                            $0.0530         --         --         --
  Portfolio turnover                                             75%         96%        91%        43%


* Computed on an annualized basis.

(a) Reflects operations for the period from May 3, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              YEAR ENDED MARCH 31,
                                                                1997       1996       1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $14.26     $11.51     $11.06     $11.74
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                          0.38       0.39       0.42       0.17
  Net realized and unrealized gain (loss) on investments         2.16       2.99       0.46      (0.68)
  Total from investment operations                               2.54       3.38       0.88      (0.51)
 LESS DISTRIBUTIONS
  Distributions from net investment income                      (0.37)     (0.38)     (0.43)     (0.17)
  Distributions from net realized gain on investments           (0.84)     (0.25)        --         --
  Total distributions                                           (1.21)     (0.63)     (0.43)     (0.17)
 NET ASSET VALUE, END OF PERIOD                                $15.59     $14.26     $11.51     $11.06
 TOTAL RETURN(B)                                                18.50%     30.06%      8.05%     (4.43)%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                       1.36%      1.30%      1.24%      1.29%*
  Net investment income                                          2.41%      2.95%      3.79%      3.71%*
  Expense waiver/reimbursement(c)                                0.01%      0.18%      0.36%      0.89%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                     $88,454    $51,707    $34,886    $21,010
  Average commission rate paid(d)                             $0.0530         --         --         --
  Portfolio turnover                                               75%        96%        91%        43%


* Computed on an annualized basis.

(a) Reflects operations for the period from November 12, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for equalization and have been reclassified as follows:

              INCREASE (DECREASE)

   PAID-IN     ACCUMULATED DISTRIBUTIONS IN EXCESS
   CAPITAL         OF NET INVESTMENT INCOME

  $480,911              $(480,911)

  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at March 31, 1997 is as follows:

   SECURITY                                        ACQUISITION DATE(S)     ACQUISITION COST
   Tosco Corp., Conv. Pfd.                         12/10/96 - 2/5/97         $15,504,475
   Frontier Insurance Group, Inc., Conv. Pfd.      10/9/96 - 12/19/96         16,156,230
   SFX Broadcasting, Inc., Conv. Pfd.              5/22/96 - 11/27/96         10,144,375
   CalEnergy Co. II, Inc., Conv. Pfd.                   3/20/97                8,750,000
   EMC Corp. Mass, Sub. Note                             3/6/97                9,990,000
   Solectron Corp., Conv. Bond                      2/15/96 - 2/20/97         24,871,735


  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1997, par value shares ($0.01 per share) authorized were as follows:

                      NUMBER OF PAR VALUE
 CLASS NAME        CAPITAL STOCK AUTHORIZED
 Class A                 500,000,000
 Class B                 500,000,000
 Class C                 500,000,000
 Class F                 500,000,000
 Total                 2,000,000,000

Transactions in capital stock were as follows:

                                                                    YEAR ENDED MARCH 31,
                                                          1997                              1996
 CLASS A SHARES                                 SHARES            AMOUNT          SHARES            AMOUNT

 Shares sold                                  16,344,330      $246,303,152      7,673,265       $101,202,866
 Shares issued to shareholders in
 payment of distributions declared             1,194,325        17,720,003        417,516          5,532,039
 Shares redeemed                              (5,333,044)      (81,159,165)    (2,086,538)       (27,277,129)
  Net change resulting from
  Class A Share transactions                  12,205,611      $182,863,990      6,004,243       $ 79,457,776
                                                                    YEAR ENDED MARCH 31,
                                                          1997                              1996
 CLASS B SHARES                                 SHARES            AMOUNT          SHARES            AMOUNT
 Shares sold                                  22,544,007      $339,570,016      4,577,763        $62,087,710
 Shares issued to shareholders in
 payment of distributions declared               852,599        12,801,151         82,607          1,119,010
 Shares redeemed                              (1,529,865)      (23,434,206)      (207,101)        (2,790,499)
  Net change resulting from
  Class B Share transactions                  21,866,741      $328,936,961      4,453,269        $60,416,221
                                                                     YEAR ENDED MARCH 31,
                                                           1997                              1996
 CLASS C SHARES                                 SHARES            AMOUNT          SHARES            AMOUNT
 Shares sold                                   3,514,431       $52,478,856      1,204,046        $15,997,658
 Shares issued to shareholders in
 payment of distributions declared               308,800         4,586,335         78,365          1,044,627
 Shares redeemed                                (687,088)      (10,415,521)      (528,182)        (6,800,666)
  Net change resulting from
  Class C Share transactions                   3,136,143       $46,649,670        754,229        $10,241,619
                                                                     YEAR ENDED MARCH 31,
                                                         1997                              1996
 CLASS F SHARES                                 SHARES            AMOUNT          SHARES            AMOUNT
 Shares sold                                   2,247,501       $33,474,976        917,406        $12,090,885
 Shares issued to shareholders in
 payment of distributions declared               320,769         4,757,176        117,150          1,556,335
 Shares redeemed                                (523,006)       (7,867,272)      (439,804)        (5,699,717)
  Net change resulting from
  Class F Share transactions                   2,045,264       $30,364,880        594,752         $7,947,503
  Net change resulting from
  Fund Share transactions                     39,253,759      $588,815,501     11,806,493       $158,063,119


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                      PERCENTAGE OF AVERAGE DAILY
  SHARE CLASS            NET ASSETS OF CLASS

  Class A Shares               0.50%

  Class B Shares               0.75%

  Class C Shares               0.75%

  Class F Shares               0.25%

  For the year ended March 31, 1997, Class A Shares did not incur a distribution services fee.

  SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1997, were as follows:

PURCHASES          $ 1,032,150,175
SALES              $   500,896,950

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders of
FEDERATED EQUITY INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund, Inc., as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc. at March 31, 1997, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
May 12, 1997

Directors

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers

John F. Donahue
Chairman

Richard B. Fisher
President
J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

S. Elliott Cohan
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8042506 (5/97)



A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $11,000 in the Class A Shares of Federated Equity Income Fund, Inc. on December 30, 1986 would have grown to $36,870 on March 31, 1997. The `x'' axis reflects computation periods from December 30, 1986 to March 31, 1997. The `y'' axis reflects the cost of the investment which shows a total investment range from $0 to $40,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to reinvested income.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $1,000 in the Class A Shares of Federated Equity Income Fund, Inc. on December 30, 1986 would have grown to $24,222 by March 31, 1997. The `x'' axis reflects computation periods from December 30, 1986 to March 31, 1997. The `y'' axis reflects the cost of the investment which shows a total investment range from $0 to $25,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to reinvested income.

C. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $5,000 in the Class A Shares of Federated Equity Income Fund, Inc. on March 31, 1987 would have grown to $78,413 over a period of ten years. The `x'' axis reflects computation periods from March 31, 1987 to March 31, 1997. The `y'' axis reflects the cost of the investment which shows a total investment range from $0 to $80,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to reinvested income.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Equity Income Fund, Inc. (the `Fund'') is represented by a solid line, whereas Standard & Poor's 500 Index (`S&P 500') is represented by a dotted line and Lipper Equity Income Funds Index (`LEIFI'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class A Shares of the Fund and S&P 500 and LEIFI for the ten year period from March 31, 1987 to March 31, 1997. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of the Fund as compared to S&P 500 and LEIFI; the ending values are $31,873; $34,995; and $30,058, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class A Shares of the Fund: total return figures for the one-year, five-year, ten-year, and inception-to-date average annualized total return. The corresponding total return figures are as follows: 12.28%, 14.72%, 12.17%, and 12.53%, respectively.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Equity Income Fund, Inc. (the `Fund'') are represented by a solid line, whereas Standard & Poor's 500 Index (`S&P 500') is represented by a dotted line and Lipper Equity Income Funds Index (`LEIFI'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class B Shares of the Fund and S&P 500 and LEIFI for the period from September 27, 1994 (start of performance) to March 31, 1997. The `y'' axis reflects the cost of the investment. The
`x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of the Fund as compared to S&P 500 and LEIFI; the ending values are $15,434; $18,293; and $16,033, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class B Shares of the
Fund: total return figures for the one-year and inception-to-date average annualized total return. The corresponding total return figures are as follows: 12.02% and 18.88%, respectively.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Equity Income Fund, Inc. (the `Fund'') is represented by a solid line, whereas Standard & Poor's 500 Index (`S&P 500') is represented by a dotted line and Lipper Equity Income Funds Index (`LEIFI'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class B Shares of the Fund and S&P 500 and LEIFI for the period from May 3, 1993 (start of performance) to March 31, 1997. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of the Fund compared to S&P 500 and LEIFI; the ending values are $17,331; $18,554; and $16,636, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class C Shares of the Fund: total return figures for the one year and inception-to-date average annualized total return. The corresponding total return figures are as follows: 16.84% and 15.11%, respectively.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Equity Income Fund, Inc. (the `Fund'') is represented by a solid line, whereas Standard & Poor's 500 Index (`S&P 500') is represented by a dotted line and Lipper Equity Income Funds Index (`LEIFI'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class F Shares of the Fund and S&P 500 and LEIFI for the period from November 12, 1993 (start of performance) to March 31, 1997. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from the ending value of the hypothetical investment of Class F Shares of the Fund as compared to S&P 500 and LEIFI; the ending values are $15,636; $18,554; and $16,636, respectively. Beneath the list of components that correspond to the line graph are the following total return data for Class F Shares of the Fund: total return figures for the one year and inception-to-date average annualized total return. The corresponding total return figures are as follows: 16.29% and 14.12%, respectively.